Exhibit 99.1

FOR IMMEDIATE RELEASE

New York Community Bancorp, Inc.:		Flagstar Bancorp, Inc.:
Investor/Media Contact:	Salvatore J. DiMartino	Investor/Contact:	Kenneth Schellenberg
	(516) 683-4286		(248) 312-5741

		Media Contact:	Susan Bergesen
(248) 797-2207

MERGER BETWEEN NEW YORK COMMUNITY BANCORP, INC. AND FLAGSTAR BANCORP, INC. RECEIVES SHAREHOLDER APPROVAL

Hicksville, N.Y., and Troy, MI, August 4, 2021 – New York Community Bancorp, Inc. (NYSE: NYCB) (the “Company”) and Flagstar Bancorp, Inc. (NYSE: FBC) (“Flagstar”) jointly announced that, at their respective special meetings of shareholders held earlier today, they each received the necessary shareholder approval for the consummation of their planned merger. The transaction is expected to close during the fourth quarter, subject to the satisfaction of certain closing conditions and the receipt of all necessary regulatory approvals.

Upon closing, the combined company will have $85 billion in total assets, operate nearly 400 traditional branches in nine states, and 86 retail lending offices across a 28-state footprint. It will have its headquarters on Long Island, N.Y. with regional headquarters in Troy, Michigan, including Flagstar’s mortgage business. The transaction creates an organization with significant scale in several lines of business, accelerates our transition towards building a dynamic commercial bank, drives strong financial results and enhances capital generation.

Chairman, President, and Chief Executive Officer of NYCB, Thomas R. Cangemi commented, “We are extremely pleased by the overwhelming support received from both sets of shareholders in favor of this transaction. The strong approval confirms the financial and strategic benefits of the transaction. I am looking forward to working with Flagstar to create one of the top regional banks in the country.”

“I am very pleased with today’s vote, which validates the shareholder value created by the merger,” said Sandro DiNello, President and Chief Executive Officer of Flagstar. “The entire organization is very excited about the opportunities which lie ahead for the combined company while maintaining a strong commitment to our employees, customers, and to all the communities we serve.”

About New York Community Bancorp, Inc.

Based in Hicksville, NY, New York Community Bancorp, Inc. is a leading producer of multi-family loans on non-luxury, rent-regulated apartment buildings in New York City, and the parent of New York Community Bank. At June 30, 2021, the Company reported assets of $57.5 billion, loans of $43.6 billion, deposits of $34.2 billion, and stockholders’ equity of $6.9 billion.

Reflecting our growth through a series of acquisitions, the Company operates 236 branches through eight local divisions, each with a history of service and strength: Queens County Savings Bank, Roslyn Savings Bank, Richmond County Savings Bank, Roosevelt Savings Bank, and Atlantic Bank in New York; Garden State Community Bank in New Jersey; Ohio Savings Bank in Ohio; and AmTrust Bank in Florida and Arizona.

About Flagstar Bancorp, Inc.

Flagstar Bancorp, Inc. (NYSE: FBC) is a $27.1 billion savings and loan holding company headquartered in Troy, Mich. Flagstar Bank, FSB, provides commercial, small business, and consumer banking services through 158 branches in Michigan, Indiana, California, Wisconsin and Ohio. It also provides home loans through a wholesale network of brokers and correspondents in all 50 states, as well as 86 retail locations in 28 states. Flagstar is a leading national originator and servicer of mortgage and other consumer loans, handling payments and record keeping for $255.7 billion of loans representing almost 1.2 million borrowers. For more information, please visit flagstar.com.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to NYCB’s and Flagstar’s beliefs, goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; NYCB’s and Flagstar’s estimates of future costs and benefits of the actions each company may take; NYCB’s and Flagstar’s assessments of probable losses on loans; NYCB’s and Flagstar’s assessments of interest rate and other market risks; and NYCB’s and Flagstar’s ability to achieve their respective financial and other strategic goals.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time.

These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

Additionally, forward-looking statements speak only as of the date they are made; NYCB and Flagstar do not assume any duty, and do not undertake, to update such forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of NYCB and Flagstar. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement among NYCB, 615 Corp. and Flagstar; the outcome of any legal proceedings that may be instituted against NYCB or Flagstar; the possibility that the proposed transaction will not close when expected or at all because required regulatory or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of NYCB and Flagstar to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of NYCB or Flagstar; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where NYCB and Flagstar do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the proposed transaction within the expected timeframes or at all and to successfully integrate Flagstar’s operations and those of NYCB; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; NYCB’s and Flagstar’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by NYCB’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of NYCB and Flagstar; and the other factors discussed in the “Risk Factors” section of NYCB’s Annual Report on Form 10-K for the year ended December 31, 2020, the “Risk Factors” section in NYCB’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, and in other reports NYCB files with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “SEC Filings” section of NYCB’s website, https://ir.mynycb.com, under the heading “Financial Information,” and in Flagstar’s Annual Report on Form 10-K for the year ended December 31, 2020, the “Risk Factors” section in Flagstar’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, and in Flagstar’s other filings with SEC, which are available at http://www.sec.gov and in the “Documents” section of Flagstar’s website, https://investors.flagstar.com.